RESTRICTED CASH	6 Months Ended
Jun. 30, 2019
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH
RESTRICTED CASH

Restricted cash consists of cash, which may only be used for certain purposes and is held under a contractual arrangement.

Restricted cash does not include cash balances of $41.2 million (December 2018: $37.9 million), which represents 51% (December 2018: 50%) of the cash required to be maintained by the financial covenants in our loan agreements. The Company is permitted to satisfy up to 50% of the cash requirement by maintaining a committed undrawn credit facility with a remaining availability of greater than 12 months. Furthermore, Frontline Shipping Limited, a wholly owned subsidiary of the Company and the chartering counterparty with Ship Finance with respect to the remaining three VLCCs leased from them, has agreed to certain dividend restrictions as a result of the amendment of the terms of the long term charter agreements in May 2015. In order to make or pay any dividend or other distribution to the Company, Frontline Shipping Limited shall demonstrate a cash buffer of $2.0 million per vessel both prior to and following such payment, and following payment of the next monthly hire due plus any profit share accrued under the agreement as well as settling the promissory note related to the termination of the lease on Front Circassia, including accrued interest. As at June 30, 2019, the cash held by Frontline Shipping Limited of $10.4 million (December 31, 2018: $3.5 million) may solely be used for vessel operations, payment of hire to Ship Finance or other amounts incurred under the charters and Charter Ancillary Agreement, including the settlement of interest and principal due on any promissory notes and any other amounts incurred in the ordinary course of business. These cash amounts are included in "Cash and cash equivalents".